Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2021
Goodwill and Other Intangible Assets [Abstract]
Disclosure of intangible assets and goodwill [text block]
23 –
Goodwill and Other Intangible Assets
Goodwill
Changes in Goodwill
The changes in the carrying amount of goodwill, as well as gross amounts and accumulated impairment losses of goodwill, for the years ended December 31, 2021, and December 31, 2020, are shown below by cash-generating units (“CGU”).
The Group’s business operations are organized under the following divisional structure: the Core Bank, which includes the Corporate Bank (“CB”), Investment Bank (“IB”), Private Bank (“PB”) and Asset Management (“AM”) corporate divisions and the Capital Release Unit (“CRU”). The CB, IB, PB and the AM corporate divisions as well as the CRU each are considered cash-generating units (CGUs).
Please also refer to Note 4 “Business Segments and Related Information” for more information regarding changes in the presentation of segment disclosures.
Goodwill allocated to cash-generating units
in € m.	Investment Bank	Corporate Bank	Asset Manage- ment	Private Bank	Total
Balance as of January 1, 2020	0	0	2,881	0	2,881
Goodwill acquired during the year	0	0	0	0	0
Purchase accounting adjustments	0	0	0	0	0
Transfers	0	0	0	0	0
Reclassification from (to) “held for sale”	0	0	0	0	0
Goodwill related to dispositions without being classified as “held for sale”	0	0	0	0	0
Impairment losses[1]	0	0	0	0	0
Exchange rate changes/other	0	0	(142)	0	(142)
Balance as of December 31, 2020	0	0	2,739	0	2,739
Gross amount of goodwill	3,608	569	3,197	3,698	11,073
Accumulated impairment losses	(3,608)	(569)	(458)	(3,698)	(8,334)
Balance as of January 1, 2021	0	0	2,739	0	2,739
Goodwill acquired during the year	0	5	0	0	5
Purchase accounting adjustments	0	0	0	0	0
Transfers	0	0	0	0	0
Reclassification from (to) “held for sale”	0	0	(56)	0	(56)
Goodwill related to dispositions without being classified as “held for sale”	0	0	0	0	0
Impairment losses[1]	0	(5)	0	0	(5)
Exchange rate changes/other	0	0	123	0	123
Balance as of December 31, 2021	0	0	2,806	0	2,806
Gross amount of goodwill	3,854	602	3,295	3,716	11,467
Accumulated impairment losses	(3,854)	(602)	(489)	(3,716)	(8,662)

[1] Impairment losses of goodwill are recorded as impairment of goodwill and other intangible assets in the income statement.
Changes in goodwill in 2021 mainly included the reclassification of € 56 million of AM goodwill to assets held for sale, following the designated sale of DWS’ digital investment platform to a joint venture with BlackFin (see Note 24). Following the acquisition of a payment service provider (Better Payment Germany GmbH) in September 2021 (see Note 3), as part of the purchase price allocation the Group had initially recorded goodwill of € 5 million assigned to the CB CGU. Given the specific valuation of the CB CGU with a continued shortfall of its recoverable amount versus its carrying amount, the newly acquired goodwill was considered impaired and fully written off in 2021.
Changes in goodwill in 2020 solely related to foreign exchange rate movements of AM goodwill held in non-Group currencies.
Changes in goodwill in 2019 were mainly driven by the transformational measures relating to the Group’s businesses and its reorganization. Triggered by the impact of a lowered outlook on business plans driven both by adjustments to macro-economic factors as well as by the impact of strategic decisions in preparation of the transformation announcement, in the second quarter 2019 the Group reviewed the recoverable amounts of its CGUs in the then existing structure. This review resulted in a short-fall of the recoverable amounts against the then existing respective CGUs carrying amounts for WM within the former Private & Commercial Bank (“PCB”) corporate division and GTB & CF within the former Corporate & Investment Bank (“CIB”) corporate division.
With a recoverable amount of approximately € 1.9 billion for WM, goodwill in former CGU WM (€ 545 million) was impaired and had to be fully written-off, mainly as a result of worsening macro-economic assumptions, including interest rate curves, as well as industry-specific market growth corrections for the WM business globally. For former CGU GTB & CF, the recoverable amount of approximately € 10.2 billion led to the full impairment of allocated goodwill (€ 491 million). This was mainly driven by adverse industry trends in Corporate Finance as well as by adjustments to macro-economic assumptions, including interest rate curves. The total impairment charges of € 1.0 billion were recorded in Impairment of goodwill and other intangible assets of the respective Private Bank (here: WM CGU; € 545 million) and Corporate Bank (€ 491 million) segment results of the second quarter of 2019.
Goodwill Impairment Test
For the purposes of impairment testing, goodwill acquired in a business combination is allocated to CGUs. On the basis as described in Note 1 “Significant Accounting Policies and Critical Accounting Estimates”, the Group’s primary CGUs are as outlined above. Goodwill is tested for impairment annually in the fourth quarter by comparing the recoverable amount of each goodwill-carrying CGU with its carrying amount. In addition, in accordance with IAS 36, the Group tests goodwill whenever a triggering event is identified. The recoverable amount is the higher of a CGU’s fair value less costs of disposal and its value in use.
Following the aforementioned write-off of goodwill in the former GTB & CF CGUs in the second quarter 2019 and the derecognition of ring-fenced goodwill included in the disposal of a nonintegrated subsidiary recorded in the third quarter 2019, the AM CGU was the only goodwill carrying CGU to be tested for annual impairment in 2019, 2020 and 2021. The annual goodwill impairment tests conducted in these periods did not result in an impairment loss on the Group’s primary goodwill-carrying CGU as the recoverable amounts of the AM CGU were higher than the respective carrying amounts.
A review of the Group’s strategy or certain political or global risks for the banking industry, uncertainties regarding the implementation of already adopted regulation and the introduction of legislation that is already under discussion could result in an impairment of goodwill in the future.
Carrying Amount
The carrying amount of a primary CGU is derived using a capital allocation model based on the Shareholders’ Equity Allocation Framework of the Group (please refer to Note 4, “Business Segments and Related Information” for more details). The allocation uses the Group’s total equity at the date of valuation, including Additional Tier 1 Notes (“AT1 Notes”), which constitute unsecured and subordinated notes of Deutsche Bank and which are classified as Additional equity components in accordance with IFRS. Total equity is adjusted for an add-on adjustment for goodwill attributable to noncontrolling interests.
Recoverable Amount
The Group determines the recoverable amounts of its primary CGUs on the basis of the higher of value in use and fair value less costs of disposal (Level 3 of the fair value hierarchy). It employs a discounted cash flow (DCF) model, which reflects the specifics of the banking business and its regulatory environment. The model calculates the present value of the estimated future earnings that are distributable to shareholders after fulfilling the respective regulatory capital requirements. The recoverable amounts also include the fair value of the AT1 Notes, allocated to the primary CGUs consistent to their treatment in the carrying amount.
The DCF model uses earnings projections and respective capitalization assumptions based on five-year financial plans as well as longer term expectations on the impact of regulatory developments, which are discounted to their present value. Estimating future earnings and capital requirements involves judgment and the consideration of past and current performances as well as expected developments in the respective markets, and in the overall macroeconomic and regulatory environments. Earnings projections beyond the initial five-year period are, where applicable, adjusted to derive a sustainable level. In case of a going concern, the cash flow to equity is assumed to increase by or converge towards a constant long-term growth rate for the AM CGU of up to 2.7% (2020: up to 3.1%). This is based on projected revenue forecasts of the CGU as well as expectations for the development of gross domestic product and inflation and is captured in the terminal value.
Key Assumptions and Sensitivities
Key Assumptions: The DCF value of a CGU is sensitive to the earnings projections, to the discount rate (cost of equity) applied and, to a lesser extent, to the long-term growth rate. The discount rates applied have been determined based on the capital asset pricing model and comprise a risk-free interest rate, a market risk premium and a factor covering the systematic market risk (beta factor). The values for the risk-free interest rate, the market risk premium and the beta factors are determined using external sources of information. CGU-specific beta factors are determined based on a respective group of peer companies. Variations in all of these components might impact the discount rates. For the AM CGU, the discount rates (after tax) applied for 2021 and 2020 were 9.1 % and 9.8%, respectively.
Management determined the values for the key assumptions in the following table based on a combination of internal and external analysis. Estimates for efficiency and the cost reduction program are based on progress made to date and scheduled future projects and initiatives.
Primary goodwill- carrying cash-generating unit	Description of key assumptions	Uncertainty associated with key assumptions and potential events/circumstances that could have a negative effect
Asset Management
  — Deliver strong investment product performance
  — Expand product suite in growth areas (e.g. alternatives, multi assets, passive, ESG investment schemes) while consolidating non-core strategies
  — Consistent net flows leveraging market share leadership in Germany and the rest of Europe, while expanding coverage in Asia Pacific and focused growth in the Americas
  — Diversification of intermediary coverage towards high growth channels and deployment of digital solutions to serve new channels
  — Further efficiency through improved core operating processes, platform optimization and product rationalization
  — Anticipation of further headwinds in the asset management industry as a result of the changing regulatory environment

  — Challenging market environment and volatility unfavorable to our investment strategies
  — Unfavorable margin development and adverse competition levels in key markets and products beyond expected levels
  — Business/execution risks, e.g., underachievement of net flow targets from market uncertainty, loss of high-quality client facing employees, unfavorable investment performance, lower than expected efficiency gains
  — Uncertainty around regulation and its potential implications not yet anticipated

Sensitivities: In order to test the resilience of the recoverable amount, key assumptions used in the DCF model (for example, the discount rate and the earnings projections) are sensitized. Management believes that reasonable possible changes in key assumptions could cause an impairment loss in AM. Currently, in AM the recoverable amount exceeds the carrying amount by 32% / € 2.1 billion.
Change in certain key assumptions to cause the recoverable amount to equal the carrying amount
Change in Key Assumptions	AM
Discount rate (post tax) increase
from	9.1%
to	11.3%
Change in projected future earnings in each period by	21.1%
Long term growth rate	N/M

N/M – Not meaningful, as a rate of 0 % would still lead to a recoverable amount in excess of the carrying amount.
Other Intangible Assets
Changes of other intangible assets by asset classes for the years ended December 31, 2021 and December 31, 2020
	Purchased intangible assets							Internally generated intangible assets	Total other intangible assets
	Unamortized			Amortized				Amortized
in € m.	Retail investment management agreements	Other	Total unamortized purchased intangible assets	Customer- related intangible assets	Contract- based intangible assets	Software and other	Total amortized purchased intangible assets	Software
Cost of acquisition/ manufacture:
Balance as of January 1, 2020	1,030	442	1,472	1,403	70	625	2,098	7,512	11,082
Additions	0	0	0	5	0	138	143	911	1,054
Changes in the group of consolidated companies	0	0	0	0	0	0	0	0	0
Disposals	0	0	0	0	0	5	5	390	394
Reclassifications from (to) “held for sale”	0	0	0	0	0	(37)	(37)	(9)	(46)
Transfers	0	0	0	0	0	60	60	21	81
Exchange rate changes	(85)	(1)	(86)	(53)	0	(2)	(55)	(136)	(277)
Balance as of December 31, 2020	945	441	1,386	1,356	70	778	2,204	7,910	11,499
Additions	0	0	0	13	0	22	35	1,106	1,141
Changes in the group of consolidated companies	0	0	0	0	0	0	0	5	4
Disposals	0	0	0	0	0	12	12	86	98
Reclassifications from (to) “held for sale”	0	0	0	0	0	0	0	(40)	(40)
Transfers	0	0	0	(5)	0	0	(5)	(1)	(6)
Exchange rate changes	71	1	72	34	0	1	35	125	231
Balance as of December 31, 2021	1,017	440	1,457	1,398	70	789	2,257	9,018	12,732
Accumulated amortization and impairment:
Balance as of January 1, 2020	260	440	700	1,384	70	528	1,982	4,254	6,935
Amortization for the year	0	0	0	8	0	37	45	994	1,040[1]
Changes in the group of consolidated companies	0	0	0	0	0	0	0	0	0
Disposals	0	0	0	0	0	3	3	385	388
Reclassifications from (to) “held for sale”	0	0	0	0	0	(33)	(33)	(8)	(41)
Impairment losses	0	0	0	0	0	0	0	50	51[2]
Reversals of impairment losses	0	0	0	0	0	0	0	2	2[3]
Transfers	0	0	0	0	0	106	106	(22)	84
Exchange rate changes	(22)	0	(22)	(52)	0	(2)	(54)	(88)	(165)
Balance as of December 31, 2020	239	439	678	1,340	70	633	2,043	4,793	7,513
Amortization for the year	0	0	0	6	0	37	43	974	1,017[4]
Changes in the group of consolidated companies	0	0	0	0	0	0	0	0	(1)
Disposals	0	0	0	0	0	12	12	85	97
Reclassifications from (to) “held for sale”	0	0	0	0	0	0	0	(9)	(9)
Impairment losses	0	0	0	3	0	0	3	149	152[5]
Reversals of impairment losses	0	0	0	0	0	0	0	0	0
Transfers	0	0	0	0	0	3	3	0	2
Exchange rate changes	18	0	18	34	0	1	35	83	136
Balance as of December 31, 2021	257	439	696	1,383	70	662	2,115	5,904	8,714
Carrying amount:
As of December 31, 2020	706	2	708	16	0	145	161	3,117	3,986
As of December 31, 2021	760	1	761	15	0	128	143	3,114	4,018

[1] € 1.0 billion were included in general and administrative expenses.
[2] € 51 million were mainly comprised of impairments of self-developed software recorded in general and administrative expenses.
[3] € 2 million were comprised of reversal of impairments of self-developed software recorded in general and administrative expenses.
[4] € 1.0 billion were included in general and administrative expenses.
[5] € 152 million were comprised of impairments of € 149 million on self-developed software and of € 3 million on customer-related intangibles, both recorded in general and administrative expenses.
Amortizing Intangible Assets
In 2021, amortizing other intangible assets remained nearly unchanged, decreasing only slightly by net € 21 million. This reflects amortization expenses of € 1.0 billion, mostly for the scheduled consumption of capitalized software (€ 1.0 billion) and the impairment of current platform software as well as software under construction (€ 149 million). More information in regards to the related impact from the transformation strategy is included in Note 42 “Impact of Deutsche Bank’s transformation”. Additions to internally generated intangible assets of € 1.1 billion resulting from the capitalization of expenses incurred in conjunction with the Group’s development of own-used software compensated for the decrease in net book value. A weaker Euro exchange rate against major currencies accounted for positive exchange rate changes of € 42 million.
In 2020, amortizing other intangible assets decreased by € 161 million. This reduction was driven by amortization expenses of € 1.0 billion, mostly for the scheduled consumption of capitalized software (€ 1.0 billion) and the impairment of current platform software as well as software under construction (€ 50 million). Additions to internally generated intangible assets of € 1.1 billion resulting from the capitalization of expenses incurred in conjunction with the Group’s development of own-used software compensated for the decrease in net book value. A stronger Euro exchange rate against major currencies accounted for negative exchange rate changes of € 112 million.
In 2019, amortizing other intangible assets decreased by a net € 1.1 billion. This was mainly driven by amortization expenses of € 1.3 billion, mostly for the scheduled consumption of capitalized software (€ 1.2 billion) and the impairment of current platform software as well as software under construction (€ 937 million). Offsetting were additions to internally generated intangible assets of € 1.0 billion resulting from the capitalization of expenses incurred in conjunction with the Group’s development of own-used software. Furthermore, the weakening of the Euro against major currencies accounted for positive exchange rate changes of € 26 million.
Other intangible assets with finite useful lives are generally amortized over their useful lives based on the straight-line method.
Useful lives of other amortized intangible assets by asset class
Useful lives in years
Internally generated intangible assets:
Software	up to 10
Purchased intangible assets:
Customer-related intangible assets	up to 20
Other	up to 10

Unamortized Intangible Assets
Within this asset class, the Group recognizes certain contract-based and marketing-related intangible assets, which are deemed to have an indefinite useful life.
In particular, the asset class comprises the below detailed investment management agreements related to retail mutual funds and certain trademarks. Due to the specific nature of these intangible assets, market prices are ordinarily not observable and, therefore, the Group values such assets based on the income approach, using a post-tax DCF-methodology.
Retail investment management agreements: These assets, amounting to € 760 million , relate to the Group’s U.S. retail mutual fund business and are allocated to the AM CGU. Retail investment management agreements are contracts that give AM the exclusive right to manage a variety of mutual funds for a specified period. Since these contracts are easily renewable, the cost of renewal is minimal, and they have a long history of renewal, these agreements are not expected to have a foreseeable limit on the contract period. Therefore, the rights to manage the associated assets under management are expected to generate cash flows for an indefinite period of time. This intangible asset was recorded at fair value based upon a valuation provided by a third party at the date of acquisition of Zurich Scudder Investments, Inc. in 2002.
The recoverable amount was calculated as fair value less costs of disposal using the multi-period excess earnings method and the fair value measurement was categorized as Level 3 in the fair value hierarchy and is essentially flat compared to the carrying amount. The key assumptions in determining the fair value less costs of disposal include the asset mix, the flows forecast, the effective fee rate and discount rate as well as the terminal value growth rate. The discount rate (cost of equity) applied in the calculation was 9.8 % in 2021 ( 10.3 % in 2020). The terminal value growth rate applied for 2021 is 4.1% (for 2020 4.1% ). The reviews of the valuations for the years 2021 and 2020 neither resulted in any impairment nor a reversal of prior impairments.